SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 23, 2010

Grid Petroleum Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-143597	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

33 Cavendish Square, London	W14 0RA
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (+44)207-182-4205

___________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 23, 2010, we entered into a Share Issuance Agreement (the “Agreement”) with Premier Global Corp. (the “Investor”).  Pursuant to the Agreement, the Investor committed to purchase up to $5,000,000 of units, consisting of shares of our common stock and share purchase warrants, until April 22, 2013.

We may draw on the facility from time to time, as and when we determines appropriate in accordance with the terms and conditions of the Agreement.  Each advance shall be in an aggregate amount of not more than $1,000,000 and in integral multiples of $100,000. We will use the advances to fund operating expenses, acquisitions, working capital and general corporate activities. Investor may, at its discretion, take the option to subscribe up to a further $2,500,000, if we receive the total subscription from the Agreement.

Each unit shall consist of one share of our common stock and one share purchase warrant (together a “Unit”). The Unit price will be the price equal to the higher of either: (a) $0.75; or (b) 90% of the volume weighted average of the closing price (the “VWAP”) of common stock, for the five (5) banking days immediately preceding the date of the notice of advance.

Each warrant shall entitle Investor to purchase one additional share of common stock at an exercise price equal to 150% of the Unit price at which the Unit containing the warrant being exercised was issued, for a period of two (2) years from the date such warrant is issued.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On March 23, 2010, we issued a press release announcing the Agreement. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01 as well as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Share Issuance Agreement, dated April 23, 2010
99.1	Press Release, dated April 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grid Petroleum Corp.

/s/ Paul Watts
Paul Watts
President, CEO and Director
Date: April 28, 2010